U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2002

                           Commission File No. 0-22524

                         MENDOCINO BREWING COMPANY, INC.
        (Exact name of small business issuer as specified in its charter)

                                   California
         (State or other jurisdiction of incorporation or organization)

                                   68-0318293
                      (IRS Employer Identification Number)


                            13351 South Highway 101,
                               Hopland, California
                    (Address of principal executive offices)

                                      95449
                                   (Zip Code)


Registrant's telephone number, including area code:              (707) 744-1015

Item 5.  Other Events

     Mature Promissory Notes under Master Line of Credit

     On August 31, 1999, Mendocino Brewing Company Inc. (the "Company") and United Breweries of America, Inc. ("UBA") entered into a Master Line of Credit Agreement, which was subsequently amended on April 28, 2000, and February 12, 2001 (the "Agreement"). The terms of the Agreement provide the Company with a line of credit in the principal amount of up to $1,600,000. As of the date of this filing, the UBA has made thirteen (13) separate advances to the Company under the Agreement, pursuant to a series of individual eighteen (18) month promissory notes issued by the Company to UBA (the "Notes"). As of January 31, 2002, the aggregate outstanding principal amount of the Notes was $1,515,371, and the accrued but unpaid interest thereon was equal to approximately $235,406.

     The Notes require the Company to make quarterly interest payments to UBA on the first day of April, July, October, and January. To date, UBA has permitted the Company to capitalize all accrued interest. Upon maturity of any Note, unless UBA has given the Company prior instructions to commence repayment of the outstanding principal balance, the outstanding principal and accrued but unpaid interest on such Note may be converted, at the option of UBA, into shares of the Company's common stock. If UBA does not elect to so convert any Note upon maturity, it has the option to extend the term of such Note for any period of time mutually agreed upon by UBA and the Company. During the extended term of any Note, UBA has the right to require the Company to repay the outstanding principal balance of such Note, along with the accrued and unpaid interest thereon, to UBA within sixty (60) days.

     The first eight (8) Notes made pursuant to the Agreement matured during 2001 (the "Mature Notes"). As of January 31, 2002, the outstanding principal balance of the Mature Notes was approximately $866,444, and the accrued but unpaid interest thereon was approximately $171,074. Because UBA has neither (i) delivered notice to the Company to commence repayment of the Mature Notes prior to their maturity dates, nor (ii) converted the Mature Notes upon maturity, it now has the right to require the Company to repay the outstanding principal balance of any or all of the Mature Notes, along with accrued interest, at any time, on sixty (60) days notice.

     The remaining five (5) Notes (which did not mature in 2001) are scheduled to mature during 2002, with the first maturing on March 10, 2002. As of January 31, 2002, the aggregate principal amount outstanding on these Notes was approximately $649,296, and the accrued but unpaid interest thereon was approximately $64,332. As of the date of this filing, UBA has not required that the Company commence quarterly payments of the outstanding interest on the Notes, nor has it required that Company repay the outstanding principal balance on the Mature Notes, although it would be within its rights under the Agreement to do so.

     The Company and UBA executed an Extension of Term of Notes under Master Line of Credit Agreement on February 14, 2002 (the "Extension Agreement"). The Extension Agreement confirms the Company's and UBA's extension of the terms of the Mature Notes, as contemplated in Section 3 of each of the Notes. The Extension Agreement extends the terms of the Mature Notes, as well as the terms of the next four (4) Notes made pursuant to the


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

Agreement, for a period of time ending on August 15, 2002. The last remaining Note matures on a date following August 15, 2002, therefore, its terms were not extended by the Extension Agreement.

     The Company and UBA have entered into discussions regarding the repayment and/or conversion of the Notes. On December 28, 2001, the Company and UBA entered into a Confirmation of Waiver which provides a written confirmation that as of August 13, 2001, UBA waived its rights with regard to all conversion rate protection as set forth in the Notes. On January 14, 2002, the Special Committee of the Company's Board of Directors made a formal offer to UBA to terminate the Agreement and convert the principal amount plus accrued interest on all of the Notes into the Company's common stock at a conversion rate of $1.00 per share. As of the date of this filing, UBA has not accepted the Special Committee's proposal.

     Notification of Potential Delisting Action

     The Company's common stock is currently listed for trading with the Pacific Exchange, Inc. (the "Pacific Exchange"). On February 4, 2002, the Company received notice from PCX Equities, Inc., a subsidiary of the Pacific Exchange ("PCXE") that the Company's common stock may be subject to the initiation of delisting proceedings. The determination was based on the Company's non-compliance with the PCXE requirement that the Company maintain a minimum bid price of $1.00 per share. As of February 14, 2002, the bid price of the Company's common stock was $0.46 per share.

     PCXE will conduct a formal meeting on Tuesday, March 5, 2002, to review the Company's listing status and any actions taken by the Company to address the share bid price deficiency. Prior to the meeting, the Company may submit written information to PCXE explaining why the Company believes its common stock should not be delisted. If PCXE decides in favor of delisting, the Company's common stock will be suspended from trading before the opening of business on Wednesday, March 6, 2002, and the Company will have the right to apply, within five (5) days, to the PCXE Board Appeals Committee for an appeal hearing.

     If no appeal is requested, all trading in the Company's common stock will remain suspended until the Securities and Exchange Commission (the "SEC") strikes the Company's common stock from listing on the Pacific Exchange. If the Company requests an appeal, trading in the Company's common stock will remain suspended until the PCXE Board Appeals Committee comes to a final decision on whether to delist the Company's common stock. If the Board Appeals Committee determines that the Company's common stock should not be delisted, the suspension will be lifted. However, if the PCXE Board Appeals Committee upholds the initial decision to delist the Company's stock, then the suspension will remain in effect until the SEC strikes the stock from listing on the Pacific Exchange.

     The Company's management is considering how best to respond to the notice of potential delisting action. The Company has been in contact with PCXE and will be delivering written materials to PCXE no later than February 25, 2002, for PCXE's review at the formal meeting on March 5, 2002.


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


Item 7. Exhibits

Exhibit
No.                                 Description
-------                             -----------

     1. Master Line of Credit Agreement between Mendocino Brewing Company, Inc., and United Breweries of America, Inc., dated August 31, 1999.

     2. First Amendment to Master Line of Credit Agreement between Mendocino Brewing Company, Inc., and United Breweries of America, Inc., dated April 28, 2000.

     3. Second Amendment to Master Line of Credit Agreement between Mendocino Brewing Company, Inc., and United Breweries of America, Inc., dated February 12, 2001.

     4. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated September 7, 1999.

     5. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated October 21, 1999.

     6. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated November 12, 1999.

     7. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated December 17, 1999.

     8. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated December 31, 1999.

     9. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated February 15, 2000.

     10. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated February 16, 2000.

     11. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated April 28, 2000.

     12. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated September 11, 2000.

     13. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated September 30, 2000.

     14. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated December 31, 2000.

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

     15. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated February 12, 2001.

     16. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated July 1, 2001.

     17. Confirmation of Waiver between Mendocino Brewing Company, Inc. and United Breweries of America, Inc., dated as of December 28, 2001.

     18. Letter to Mendocino Brewing Company, Inc. from PCX Equities, Inc., dated February 4, 2002.

     19. Extension of Term of Notes under Master Line of Credit Agreement between Mendocino Brewing Company, Inc. and United Breweries of America, Inc., dated February 14, 2002.

                                   SIGNATURES

     Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MENDOCINO BREWING COMPANY, INC.
                                                          (Registrant)


Date:  February 15, 2002                    By:  /s/ N. Mahadevan
                                                 ---------------------------
                                                 N. Mahadevan, Secretary and
                                                    Chief Financial Officer



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

                                  EXHIBIT INDEX


                                                                    Sequentially
Exhibit                                                               Numbered
No.                                 Description                         Page
-------                             -----------                     ------------


1.   Master Line of Credit Agreement  between  Mendocino  Brewing
     Company,  Inc., and United Breweries of America, Inc., dated
     August 31, 1999. (1)

2.   First Amendment to Master Line of Credit  Agreement  between
     Mendocino  Brewing  Company,  Inc., and United  Breweries of
     America, Inc., dated April 28, 2000. (2)

3.   Second Amendment to Master Line of Credit Agreement  between
     Mendocino  Brewing  Company,  Inc., and United  Breweries of
     America, Inc., dated February 12, 2001. (3)

4. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated September
     7, 1999. (1)

5. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated October
     21, 1999. (2)

6. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated November
     12, 1999. (2)

7. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated December
     17, 1999. (2)

8. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated December
     31, 1999. (2)

9. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated February
     15, 2000. (2)

10. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated February
     16, 2000. (2)

11. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated April 28,
     2000. (2)

12. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated September
     11, 2000. (3)

13. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated September
     30, 2000. (3)


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

14. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated December
     31, 2000. (3)

15. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated February
     12, 2001. (3)

16. Convertible Note made by Mendocino Brewing Company, Inc., in favor of United Breweries of America, Inc., dated July 1,
     2001. (4)

17.  Confirmation of Waiver between  Mendocino  Brewing  Company,
     Inc.  and United  Breweries  of America,  Inc.,  dated as of
     December 28, 2001.                                                    8

18.  Letter to Mendocino Brewing Company, Inc. from PCX Equities,
     Inc., dated February 4, 2002.                                        10

19.  Extension  of Term of  Notes  under  Master  Line of  Credit
     Agreement between Mendocino Brewing Company, Inc. and United
     Breweries of America, Inc., dated February 14, 2002.                 13


--------
(1)  Previously  filed  as  an  Exhibit  to  Amendment  No.  5 to
     Schedule 13D, filed jointly by United  Breweries of America,
     Inc. and Dr. Vijay Mallya, on September 15, 1999, and by this reference incorporated herein.

(2)  Previously  filed  as  an  Exhibit  to  Amendment  No.  6 to
     Schedule 13D, filed jointly by United  Breweries of America,
     Inc. and Dr. Vijay Mallya, on May 12, 2000, and by this reference incorporated herein.

(3)  Previously  filed  as  an  Exhibit  to  Amendment  No.  7 to
     Schedule 13D, filed jointly by United  Breweries of America,
     Inc. and Dr. Vijay Mallya, on February 22, 2001, and by this reference incorporated herein.

(4)  Previously filed as Exhibit 2 to Amendment No. 8 to Schedule
     13D, filed jointly by United Breweries of America, Inc. and Dr. Vijay Mallya, on August 22, 2001, and by this reference incorporated herein.


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